Exhibit 10.9


                               SECURITY AGREEMENT

     By this Security Agreement ("AGREEMENT") entered into as of April 30, 2001, by and between Aztore Holdings, Inc., an Arizona corporation ("SECURED PARTY"), whose address is 3710 E. Kent Drive, Phoenix, AZ, 85044 and Dyna-Cam Engine Corporation, a Nevada corporation formally known as TSI Handling, Inc., whose address is 23960 Madison Ave., Torrance, CA, 90506 ("DEBTOR"), confirm and agree as follows:

                                    RECITALS

     A. Secured Party has entered into that certain Agreement for Convertible Secured Line of Credit dated April 30, 2001 (the "AGREEMENT FOR CONVERTIBLE SECURED LINE OF CREDIT") which provides that Lender will make available to Maker an initial line of credit (the "LINE OF CREDIT") not to exceed Four Hundred Thousand Dollars ($400,000.00) and, Lender, at its option and in its sole discretion, may obtain and reaching suitable Intercreditor and Participation Loan Agreements with participating creditors, if any.

     B. It is contemplated that the Debtor may from time to time request loans or advances from Lender and that Lender, upon the satisfaction of certain conditions referenced in the Agreement for Convertible Secured Line of Credit, comply with such request, in whole or in part, and make such loan or advance and that each such loan or advance will be evidenced by a separate Secured Promissory Note (the "NOTES"). All such amounts advanced or loaned to Debtor by Lender pursuant to the Agreement for Convertible Secured Line of Credit are referred to hereinafter as the "LOANS."

     C. All Secured Promissory Notes, financing statements, this Agreement, the Agreement for Convertible Secured Line of Credit and all other documents and instruments now or hereafter evidencing, securing or pertaining to the Loans collectively, together with all modifications, renewals and replacements thereof, are herein referred to as the "Loan Documents".

     D. As an inducement to Secured Party to make the Loans, Debtor has agreed to secure the Loans and the Notes with the assets of Debtor on the terms and conditions set forth below.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and recitals for good and valuable consideration Debtor agrees as follows:

     1. GRANT. As security for the full and timely payment and performance of all indebtedness and obligations now or hereafter due from Debtor to Secured Party under the Loan Documents, any other loan or advance made by Lender to Debtor and all other obligations of the Debtor to Lender, its successors and assigns, however created, arising or evidenced, whether direct or indirect,

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Security Agreement dated April 30, 2001
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absolute or contingent, or now or hereafter existing or due or to become due
(collectively "OBLIGATIONS"), Debtor hereby pledges, assigns and transfers to Secured Party, and hereby grants to Secured Party a security interest in, all of Debtor's right, title and interest now owned or hereafter acquired in and to the collateral described in Exhibit A ("COLLATERAL").

     2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor represents, warrants, and covenants that:

          (A) Debtor has been duly incorporated and organized and is existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification; Debtor has the power and authority to own the Collateral, to enter into and perform this Agreement, and any other document or instrument delivered in connection herewith.

          (B) Debtor has good title to the Collateral and is the legal and beneficial owner thereof and Debtor warrants and will, at its own expense, defend Secured Party's security interest in and to the Collateral against the claims of any other person; Debtor has not otherwise assigned, transferred or granted a security interest in the Collateral or any right or interest therein which remains in force except to Secured Party or an affiliate of Secured Party; and has not executed any other instrument, and is not subject to any restriction, which might prevent or limit Secured Party from enjoying the benefits of this Agreement;

          (C) Debtor will not further assign, transfer or grant or suffer to exist a security interest in the Collateral or any other right, encumbrance, charge or other interest therein, except to Secured Party or an affiliate thereof or in connection with a transaction as a result of which the Obligations are repaid in full;

          (D) this Agreement has been duly authorized, executed and delivered, constitutes the valid and binding obligation of Debtor and is enforceable in accordance with its terms;

          (E) Debtor will promptly (but not later than three days after receipt thereof) deliver to Secured Party copies of all written notices received with respect to the Collateral;

          (F) Debtor shall execute, acknowledge, deliver, record and file such further instruments and do such further acts (including delivery of financing statements) as Secured Party in its sole and absolute judgment deems necessary, desirable or proper to carry out the purposes of this Agreement and to subject to the security interest created hereby any property intended to be covered hereby;

          (G) no event has occurred (including, specifically, Debtor's execution, delivery of and performance under this Agreement) which will violate, constitute (with notice and/or lapse of time) a default under, or result in the imposition of any lien or other encumbrance upon, the Collateral pursuant to the terms of (i) any judgment, decree, order, statute, ordinance, or regulation
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Security Agreement dated April 30, 2001
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applicable to Debtor or any of the Collateral or (ii) any other contract or agreement to which Debtor is a party or by which its assets are bound;

          (H) Debtor is fully familiar with all the terms and conditions of this Agreement;

          (I) Debtor has not changed the location of its chief place of business or chief executive office disclosed herein as Debtor's Address or the location of its records with respect to Receivables (defined in Exhibit A), the location of any returns of Inventory (defined in Exhibit A), the location of any of the Inventory, the location of the Equipment (defined in Exhibit A), and the location of any General Intangibles (defined in Exhibit A);

          (J) as to the Inventory part of the Collateral:

               I. all Inventory is in possession of Debtor at either of the Debtor's address set forth on the signature page hereof ("DEBTOR'S ADDRESS") and all records of Debtor pertaining thereto are kept at Debtor's Address and Debtor shall notify Secured Party no later than thirty (30) days prior to any change of any location where the Inventory is or may be kept;

               II. Debtor shall not sell, lease or otherwise transfer any interest in the Inventory except that Debtor may, until an Event of Default occurs, hold, process, sell, use or consume Inventory in the ordinary course of Debtor's business, excluding, however, any sale or transfer made in partial or total satisfaction of a debt;

               III. Debtor shall keep current stock, cost and sales records of the Inventory, accurately itemizing and describing the types and quantities of Inventory, and the cost and selling price thereof and all books, records and documents relating to the Inventory are and will be genuine, complete and correct;

               IV. none of the Inventory is, or at any time or times hereafter will be, stored with a bailee, without the prior written consent of Secured Party; and

               V. Debtor shall, at Secured Party's request, deliver to Secured Party any and all evidence of ownership of, certificates of title to, or other documents evidencing any interest in, any and all of the Inventory;

          (K) As to the Equipment part of the Collateral:

               I. The Equipment is in the possession of Debtor at Debtor's Address and that said location if not owned by Debtor is leased by Debtor from the party set forth on the signature page hereof; if Equipment is or shall be affixed to any real estate, including any buildings owned or leased by Debtor or used by Debtor in the operation of its business, Debtor shall provide Secured Party with disclaimers
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Security Agreement dated April 30, 2001
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          and waivers necessary to make the security interest in the Equipment valid against Corporate Debtor and other persons holding an interest in such real estate;

               II. Debtor shall keep and maintain all Equipment in good operating condition and repair, make all necessary repairs thereto and replacement of parts thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved; and Debtor shall keep complete and accurate books and records with respect to Equipment, including maintenance records;

               III. Debtor shall deliver to Secured Party any and all evidence of ownership of, and certificates of title to, any and all of the Equipment;

               IV. Debtor shall not, without the prior written consent of Secured Party, sell, offer to sell, lease or in any other manner dispose of any Equipment; and

               V. Debtor shall notify Secured Party no later than thirty (30) days prior to any change of any location where the Equipment is or may be kept;

          (L) As to the Receivables part of the Collateral:

               I. The address of the chief executive office and chief place of business of Debtor is Debtor's Address and Debtor has no other places of business except as set forth above. All records pertaining to the Receivables (including computer records) and all returns of Inventory are kept at Debtor's Address, and Debtor will notify Secured Party no later than thirty (30) days prior to any change in address of the chief executive office or chief place of business of Debtor of the change of the location where records pertaining to Receivables or returns of Inventory are kept;

               II. All books, records, and documents relating to any of the Receivables (including computer records) are and will be genuine and in all respects what they purport to be; and the amount of each Receivables shown on the books and records of Debtor is and will be the correct amount actually owing or to be owing at maturity of such Receivables;

               III. Until Secured Party directs otherwise, Debtor shall collect the Receivables. Secured Party may allow Debtor to use such funds until an Event of Default (hereafter defined) occurs; and if an Event of Default does occur, proceeds of Receivables collected by Debtor shall, upon the request of Secured Party, be immediately delivered to Secured Party in the form received, except for necessary endorsements to permit collection;
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Security Agreement dated April 30, 2001
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               IV. Debtor shall notify Secured Party if any Receivables arise out of contracts with the United States or any department, agency or instrumentality thereof, and Debtor shall execute any instruments and take any steps to perfect the assignment of the rights to Debtor to Secured Party as required under the Federal Assignment of Claims Act or any similar act or regulation; and

               V. Debtor shall provide Secured Party, at its request, from time to time with: confirmatory assignment schedules; copies of all invoices relating to the Receivables; evidence of shipment or delivery of inventory; and, such further information and/or schedules as Secured Party may reasonably require, all in a form satisfactory to Secured Party;

          (M) As to the General Intangibles part of the Collateral:

               I. all General Intangibles owned by Debtor are kept or held at Debtor's Address, all copies of all General Intangibles and all records of Debtor pertaining thereto are kept at Debtor's Address and Debtor shall notify Secured Party no later than thirty (30) days prior to any change of any location where the General Intangibles are or may be kept;

               II. Debtor shall not assign, sell, license, lease, otherwise transfer or offer to assign, sell, license, lease, otherwise transfer any interest in the General Intangibles without the prior written consent of Secured Party except that Debtor may, until an Event of Default develop, use, write, modify, enhance or create new versions of General Intangibles in the ordinary course of Debtor's business;

               III. Debtor shall keep current records regarding the General Intangibles and any development, modifications, enhancements or versions of the general Intangibles and shall implement and maintain strict controls over access to and knowledge of the General Intangibles and, at all times, treat and maintain such General Intangibles as trade secrets and take all measures necessary to prevent unauthorized persons from obtaining access to, knowledge of and control over the General Intangibles and any other persons from using or transferring any General Intangibles or knowledge relating to the general Intangibles to any person except as authorized by Secured Party;

               IV. The Debtor is the holder of a license (the "LICENSE") to use, but does not own, certain software and copyrights owned by Secured Party. Debtor shall not assign, sell, license, lease or otherwise transfer any interest in any software or copyrights owned by Secured Party and which are the subject of the License; and

               V. Debtor shall, at Secured Party's request, deliver to Secured Party any and all evidence of ownership of, certificates of title to, or other documents evidencing any interest in, any and all of the General Intangibles;
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Security Agreement dated April 30, 2001
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          (N) Maintain casualty insurance coverage on the Collateral in such amounts and of such types as may be requested by Secured Party, and in any event, as are ordinarily carried by similar businesses; and, in the case of all policies insuring property in which Debtor shall have a security interest of any kind whatsoever, all such insurance policies shall provide that the proceeds thereof shall be payable to Lender as the loss payee. All said policies or certificates thereof, including all endorsements thereof and those required hereunder, shall be deposited with Secured Party; and such policies shall contain provisions that no such insurance may be canceled or decreased without thirty (30) days prior written notice to Secured Party; and in the event of acquisition of additional insurable Collateral, Debtor shall cause such insurance coverage to be increased or amended in such manner and to such extent as prudent business judgment would dictate. If Debtor shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Secured Party may, but shall not be obligated to obtain and/or cause to maintained insurance coverage with respect to the Collateral, including, at Secured Party's option, the coverage provided by all or any of the policies of Debtor and pay all or any part of the premium, therefor, without waiving any Event of Default by Debtor, and any sums so disbursed by Secured Party shall be additional Obligations of Debtor to Secured Party payable on demand. Secured Party shall have the right to settle and compromise any and all claims under any of the policies required to be maintained by Debtor hereunder and Debtor hereby appoints Secured Party as its attorney-in-fact, with power to demand, receive and receipt for all monies payable thereunder, to execute in the name of Debtor or Secured Party or both any proof of loss, notice, draft or other instruments in connection with such policies or any loss thereunder and generally to do and perform any and all acts as Debtor, but for this appointment, might or could perform; and

          (O) Permit Secured Party, through its authorized attorneys, accountants and representatives, to inspect and examine the Collateral and the books, accounts, records, ledgers and assets of every kind and description of Borrower with respect thereto at all reasonable times.

     3. WAIVER. Debtor hereby waives any and all rights available to it as a surety by operation of law or otherwise, including, without limitation, its rights under A.R.S.ss.ss.12-1641 et. seq., Arizona Rule of --- ---- Civil Procedure 17 (f), and other laws and regulations of similar import.

     4. ATTORNEY IN FACT. Debtor does hereby authorize and appoint Secured Party as its attorney-in-fact, with full power of substitution to execute all documents and to do all things deemed necessary or appropriate by Secured Party to discharge Debtor's obligations under or with respect to the Collateral and/or preserve or reenforce its rights thereunder or with respect thereto (but without obligation to do so) including, without limitation, the right to file financing statements. All sums expended by Secured Party for the above purposes shall be deemed to be part of the Obligations, shall be payable to Secured Party immediately (without demand), together with interest thereon at a rate equal to eight (8) percentage points above the "prime rate" of interest charged by Wells Fargo Bank to large business borrowers in Arizona, as announced by that bank from time to time, per annum (the "DEFAULT RATE"), however, in the event that applicable law may limit the amount of interest that may be charged under this Agreement and the Secured Promissory Notes, such Default Rate shall be at the
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Security Agreement dated April 30, 2001
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highest rate allowed by applicable law, from the date the expenditure was incurred until paid, and shall be secured by all security for the payment and performance of the Obligations.

     5. EVENTS OF DEFAULT; REMEDIES.

          (A) The occurrence of any of the following events shall constitute an Event of Default: (i) if there occurs a default or violation in the full and timely performance of any Obligation owing to Secured Party hereunder or under the Loan Documents; (ii) if any representation, warranty or certification made to Secured Party in, under or pursuant to this Agreement is false or misleading in any material respect as of the date deemed made; (iii) if there occurs any Event of Default (as defined therein) under any Loan Document, or an event occurs which, whether or not denominated as an Event of Default, expressly entitles Secured Party to accelerate repayment of any note and/or exercise its other remedies under the Loan Documents; or (iv) if the holder of any lien or security interest on any part of the Collateral (without implying Secured Party's consent to the creation or existence of any such lien or security interest) gives notice of public or private sale of any portion of the Collateral or institutes foreclosure or other proceedings for the enforcement of its remedies under any instrument creating such lien or security interest.

          (B) All cash payments and other proceeds received by Secured Party with respect to the Collateral may be applied by Secured Party to payment of the Loans and to payment and performance of the other Obligations in such order and manner as Secured Party, may elect in its sole and absolute discretion or, at the election of Secured Party, may be held as additional security for the Obligations. Upon the occurrence of an Event of Default hereunder or Debtor otherwise fails to perform any of its duties, covenants, undertakings and responsibilities contained herein or in any of the other Loan Documents, Secured Party shall provide to Lender a written Notice of Default at the address set forth herein and provide to Debtor a period of seven (7) business days from the date of the Notice of Default in order to cure all defaults under this Agreement and/or any of the other Loan Documents. If any such defaults remain uncured as of the close of business on the seventh business day following the date of the Notice of Default, in addition to its other rights hereunder or any of the other Loan Documents: Secured Party may exercise any and all other rights, remedies and recourses under the Loan Documents or now or hereafter existing at law (including, without limitation, those granted by the applicable Uniform Commercial Code) or in equity. Notwithstanding anything herein to the contrary, if Debtor fails or refuses to pay or perform any obligation hereunder, then at any time thereafter, and without waiving or releasing any other right, remedy or recourse Secured Party may have, Secured Party may (but shall not be obligated
to), after having provided the notice to Maker required herein, pay or perform such obligation for the amount of and at the expense of Debtor. Upon demand therefor, Debtor will reimburse Secured Party for all sums paid by Secured Party pursuant to this Paragraph, together will interest thereon at the Default Rate from the date incurred until reimbursed to Secured Party. All such sums shall be deemed to be part of the Obligations and shall be secured by all the security for the payment and performance of the Obligations.
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Security Agreement dated April 30, 2001
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          (C) Pursuant to its rights under Paragraph 5(b), and subject to the terms and conditions hereof, Secured Party and any officer or agent of Secured Party is hereby constituted and appointed as true and lawful attorney-in-fact of Debtor with power: (i) to notify or require Debtor to notify any and all account debtors or parties against which Debtor has a claim that the Receivables have been assigned to Secured Party and/or that Secured Party has a security interest therein and that all payments should be made to Secured Party; (ii) to endorse the name of Debtor upon any invoice, freight or express bill, bill of lading, storage or warehouse receipt, drafts against account debtors or other obligors and if Receivables are a part of Collateral, to sign and endorse the name of Debtor on any assignments, verifications and notices in connection with Receivables, and any instrument or document relating thereto or to rights of Debtor therein; (iv) to notify the post office authorities to change the address for delivery of mail of Debtor to an address designated by Debtor and to receive, open and dispose of all mail addressed to Debtor; (v) and, to send requests for verification to account debtors or other obligors; (vi) to sell, assign, sue for, collect or compromise payment of all or any part of the Collateral in the name of Debtor or in its own name, or make any other disposition of Collateral, or any part thereof which disposition may be for cash, credit or any combination thereof, and Secured Party may purchase all or any part of the Collateral, at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such price against the Obligations; granting the Secured Party as the attorney-in-fact of Debtor, full power of substitution and full power to do any and all things necessary to be done in and about the premises as fully and effectually as Debtor might or could do but for this appointment, and hereby ratifying all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Neither Secured Party nor its agents shall be liable for any acts or omissions or for any error judgment of mistake of fact or law in its capacity as such attorney-in-fact. This power of attorney is coupled with an interest and shall be irrevocable so long as any Obligations shall remain outstanding. Secured Party may, in its discretion, at any such sale, restrict the prospective bidders or purchasers as to their number, nature of business or qualification given the nature of the Collateral and investment intention.

     Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right of whatsoever kind, including, without limitation, any equity or right of redemption of Debtor, which Debtor hereby specifically waives to the extent Debtor may lawfully do so.

     Secured Party shall give Debtor at least ten (10) days written notice of any such public or private sale. Such notice, in the case of a public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours as Secured Party shall not be obligated to make any sale pursuant to such notice, but if no such sale is made or only a partial sale is made, subsequent sale. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold under and pursuant to and in compliance with the provisions hereof.
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Security Agreement dated April 30, 2001
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     Secured Party as attorney-in-fact for Debtor may, in the name and instead of Debtor, make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to this Agreement. Nevertheless, Debtor shall, if so requested by Secured Party, ratify and confirm any sale or sales by executing and delivering to Secured Party, or to such purchaser or purchasers, all such instruments as may, in the judgment of Secured Party, be advisable for the purpose.

     The receipt of Secured Party for the purchase money paid at any such sale made by it shall be a sufficient discharge therefor to any purchaser of the Collateral or any portion thereof, and no such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

     Secured Party shall have the right to enter and/or remain upon the premises of Debtor without any obligation to pay rent to Debtor or others, or any other place or places where any of the Collateral is located and kept and: (i) remove Collateral therefrom to the premises of Secured Party or any agent of Secured Party, for such time as Secured Party may desire, in order to maintain, collect, sell and/or liquidate the Collateral, or (ii) use such premises, together with materials, supplies, books and records of Debtor, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for selling, liquidating or collection. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonable convenient to both parties.

     Debtor shall be liable for reasonable attorneys' fees and legal expenses incurred by Secured Party in enforcing any of its rights or remedies hereunder and, without limiting the rights of Secured Party, the proceeds of disposition of the Collateral may be applied, in Secured Party's discretion, to payment of such reasonable attorneys' fees and legal expenses.

          (D) The proceeds of any sale of all or any part of the Collateral shall be applied in the following order or priorities:

     FIRST, to the payment of all costs and expenses of such sale, including, without limitation, reasonable compensation to Secured Party, its agents and attorneys, and all other expenses, liabilities and advances incurred or made by Secured Party, its agents and attorneys, in connection with such sale, and any other unreimbursed expenses for which Secured Party may be reimbursed pursuant hereto;

     SECOND, to the payment of the Loans in such priority as Secured Party shall choose with no amounts applied to payment of principal until all interest has been paid;

     THIRD, to the payment or satisfaction of any other Obligations; and
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Security Agreement dated April 30, 2001
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     FOURTH, to the payment to Debtor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     6. NO THIRD PARTY BENEFICIARY. This Agreement and the power of attorney contained herein are solely for the benefit and protection of Secured Party, its successors and assigns and are not intended to confer upon any person other than the parties hereto and their successors and assigns any right or remedies under or by reason of this instrument. The acceptance of this Agreement shall not obligate Secured Party to perform any obligation of Debtor under, or take any other action with respect to, the Collateral or otherwise render Secured Party liable therefor. All such obligations and liabilities shall continue to remain upon Debtor as though this Security Agreement had not been made.

     7. INDEMNITY. Debtor will defend, at its own cost and expense, and hold Secured Party, its officers, directors, employees, shareholders and agents harmless from and against all loss, damage and expense resulting from an action, proceedings, liability or claim brought by a third party arising from this Agreement or actions contemplated by or permitted under this Agreement, except when due to Secured Party's willful misconduct or Debtor is the prevailing party; and Debtor will pay all costs and expenses incurred by such persons in protecting their interests in such an event (including all court costs and reasonable attorneys' fees). If Secured Party incurs any such loss, damage or expense, the amount thereof, together with interest thereon at the Default Rate, shall be deemed to be part of the Obligations, shall be payable by Debtor to Secured Party immediately, without demand, and shall be secured by all the security for the payment and performance of the Obligations.

     8. PURSUIT OF RIGHTS. All rights, remedies and recourse of Secured Party
(a) may, in the sole and absolute discretion of Secured Party, be pursued separately, successively or concurrently and (b) may be exercised as often as occasion therefor shall arise. Secured Party may resort to any security for the payment and performance of the Obligations in such order and manner as Secured Party may elect without affecting the lien and security interest hereof. No exercise of any right, remedy or recourse of Secured Party shall have the effect of curing any default of Debtor.

     9. NO DISCHARGE. Neither release, subordination or taking of this Agreement by Secured Party shall effect the release or discharge of Debtor, Borrowers or any other person primarily or secondarily liable for the Obligations of any other security now or hereafter the Obligations, nor shall the taking of additional security for the performance of the Obligations effect a release or termination of this Pledge and Security Agreement or any terms or provisions hereof.

     10. NO WAIVER. Secured Party's delay in insisting or failure to insist upon strict performance of any obligation of Debtor hereunder shall not be deemed to be a waiver of strict performance of such obligation or of any other obligation of Debtor; and Secured Party shall have the right at any time thereafter to insist upon strict performance of any and all such obligations. No waiver of any default or breach of any provision of the Agreement shall be considered a waiver
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Security Agreement dated April 30, 2001
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of any other or subsequent default or breach, and no delay or omission in exercising or enforcing any right, remedy or recourse herein granted shall be construed as a waiver or release thereof or of any other right, remedy or recourse.

     11. NOTICES. All communications or notices required or permitted to be given or served under this Agreement shall be in writing and shall be deemed to have been duly given or made if: (a) delivered in person or by courier (e.g., Federal Express), (b) deposited in the United States mail, postage prepaid, for mailing by certified or registered mail, return receipt requested, or (c) sent by facsimile and addressed to the intended recipient at the address and/or the facsimile number set forth below such party's signature at the end of this Agreement. All communications and notices shall be effective upon delivery in person or by courier, three (3) days after being deposited in the United States mail or two (2) business hours after being sent by facsimile. Any party may change his or her address and/or facsimile number by giving notice in writing, stating his or her new address and/or facsimile number, to all of the other parties in the foregoing manner. Copies of all notices to Secured Party shall also be sent to Christopher R. Kaup, Esq., Peskind Hymson & Goldstein P.C., 14646 North Kierland Boulevard, Suite 255, Scottsdale, Arizona 85254, facsimile:
480-443-8854.

     12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective assigns, legal representatives, executors, heirs and successors, provided, however, that no party hereto shall have the right to assign any right hereunder or delegate any obligation hereunder, in whole or in part, without the prior written consent of the other parties hereto, and any attempt to do so shall be void.

     13. AMENDMENT, MODIFICATION OR WAIVER. No amendment, modification or waiver of any condition, provision or term of this Agreement shall be valid or of any effect unless made in writing, signed by the party or parties to be bound and specifying with particularity the nature and extent of such amendment, modification or waiver. Failure on the part of any party to complain of any act or failure to act of another party or to declare another party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder. Any waiver by any party of any default of another party shall not affect or impair any right arising from any other or subsequent default. Nothing herein shall limit the remedies and rights of the parties hereto under and pursuant to this Agreement.

     14. SEVERABLE PROVISIONS; ENFORCEABILITY. Each provision of this Agreement is intended to be severable. If any provision hereof shall be declared by a court of competent jurisdiction to be illegal, unenforceable or invalid for any reason whatsoever, such illegality, unenforceability or invalidity shall not affect the validity of the remainder of this Agreement.

     15. ENTIRE AGREEMENT. This Agreement, including the exhibits and schedules hereto, and the Loan Documents contain the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, express or implied, oral or written, among the parties with respect to such subject matter. The express terms of this Agreement shall control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Each of the exhibits and schedules hereto is incorporated herein by this reference and constitutes a part of this Agreement.

Security Agreement dated April 30, 2001
Page 12 of 14
--------------------------------------------------------------------------------

     16. TERMINOLOGY. All captions, headings or titles in the paragraphs or sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of this Agreement or a limitation of the scope of the particular paragraph or section to which they apply. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall, where appropriate, include all other genders and the singular shall include the plural and vice versa.

     17. COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same agreement. This Agreement shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

     18. LAW TO GOVERN. The enforcement, performance, discharge, lack of performance and formation of this Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of Arizona, regardless of any applicable conflict-of-law rules to the contrary.

     19. ADDITIONAL ACTIONS. Each party hereto agrees to do all acts and things and to make, execute, and deliver such written instruments and documents as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

     20. ATTORNEYS' FEES. In the event of any claim, controversy or dispute arising out of or relating to this Agreement, or the breach thereof, the prevailing party shall be entitled to recover reasonable attorneys' fees incurred in connection with any arbitration or court proceeding set by the court sitting without a jury.

     21. REMEDIES CUMULATIVE. The remedies of the parties hereto under this Agreement are cumulative and shall not exclude any other remedies to which any party may be lawfully entitled.

     22. COMPUTATION OF TIME. Whenever the last day for the exercise of any privilege or discharge of any duty hereunder shall fall upon Saturday, Sunday or any public or legal holiday, whether under federal or state law, the party having such privilege or duty shall have until 5:00 p.m. (Pacific time) on the next succeeding regular business day to exercise such right or to discharge such duty.

     23. AUTHORITY. Any individual signing below on behalf of a corporation, partnership or other entity hereby personally represents that he or she has full authority to bind the party or parties on whose behalf he or she is signing.

Security Agreement dated April 30, 2001
Page 13 of 14
--------------------------------------------------------------------------------

     24. SUBMISSION TO JURISDICTION. The parties hereby:

          (I) irrevocably submit to the jurisdiction of the Superior Court of Maricopa County, State of Arizona, or any successor to said court, and to the jurisdiction of the United States District Court for the District of Arizona, or any successor to said court (hereinafter referred to as the "ARIZONA COURTS") for purposes of any suit, action or other proceeding which relates to the transactions contemplated in this Agreement;

          (II) to the extent permitted by applicable law, waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that they are not personally subject to the jurisdiction of the Arizona Courts; that the suit, action or proceeding is brought in an inconvenient forum; that the venue of the suit, action or proceeding is improper; or that this Agreement or any transaction provided for herein may not be enforced in or by the Arizona Courts; and

          (III) agree not to seek, and hereby waive, any collateral review by any other court, which may be called upon to enforce the judgment or any of the Arizona Courts, of the merits of any such suit, action or proceeding or the jurisdiction of said Arizona Court.

     25. TERMINATION. This Agreement shall terminate upon payment of the Loans and payment in full of all amounts due and owing or which may become due and owing and full performance under the terms of the Agreement for Convertible Secured Line of Credit and any of the other Loan Documents and Secured Party (a) will immediately return to Debtor all of the collateral and execute and deliver any releases, assignments or any other documents necessary to release the security interests and liens granted and conveyed to Secured party hereunder (and not applied to pay the Loans), and any and all other instruments, certificates and the like delivered to Secured Party pursuant hereto, and, (b) file any and all releases, termination statements and other notices to evidence the termination of this Agreement and the security interests created hereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement, or caused this Agreement to be executed, as of the day and year first set forth above.

"DEBTOR"                                    "SECURED PARTY"
Dyna-Cam Engine Corporation.                Aztore Holdings, Inc.


By: /s/ Jack E. Dahl                        By: /s/ Michael S. Williams
    --------------------------------            --------------------------------
Name: Jack E. Dahl                          Name: Michael S. Williams
Title: President                            Title: President

Security Agreement dated April 30, 2001
Page 14 of 14
--------------------------------------------------------------------------------

                                    EXHIBIT A

     A. All accounts, contract rights, instruments, documents, chattel paper, general intangibles (including, without limitation, chooses in action, tax refunds, and insurance proceeds); any other obligations or indebtedness owed to Debtor from whatever source arising; all rights of Debtor to receive any payments in money or kind; all guarantees of receivables and security therefor; all cash or non-cash proceeds of all of the foregoing; all of the right, title and interest of Debtor in and with respect to the goods, services or other property which gave rise to or which secure any of the receivables and insurance policies and proceeds relating thereto, and all of the rights of Debtor as an unpaid seller of goods or services, including, without limitation, the rights of stoppage in transit, replevin, reclamation and resale; and all of the foregoing, whether now existing or hereafter created or acquired ("Receivables");

     B. All goods, merchandise and other personal property now owned or hereafter acquired by Debtor which are held for sale or lease, or are furnished or to be furnished under any contract of service or are raw materials, work-in-process, supplies or materials used or consumed in Debtor's business, and all products thereof, and all substitutions, replacements, additions or accessions therefor and thereto; all cash or non-cash proceeds of all of the foregoing, including insurance proceeds, and including, without limitation, all inventory listed on any schedule attached hereto; and all of the foregoing, whether now existing or hereafter created or acquired ("Inventory");

     C. All machinery and equipment and furniture and fixtures of Debtor, now owned or hereafter acquired by Debtor, and used or acquired for use in the business of Debtor, together with all accessions thereto and all substitutions and replacements thereof and parts therefor; all cash or non-cash proceeds; and including, without limitation, all equipment listed on any schedule attached hereto; and all of the foregoing, whether now existing or hereafter created or acquired ("Equipment");

     D. All ledger sheets, files, records, documents and instruments (including, without limitation, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the foregoing items described in paragraphs A, B and C above;

     E. All instruments, documents, securities, cash, property and the proceeds of any of the foregoing, owned by Debtor or in which Debtor has an interest, which now or hereafter are at any time in possession or control of Secured Party or in transit by mail or carrier to or from Secured Party or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party had conditionally released the same; and all of the foregoing, whether now existing or hereafter created or acquired;

     F. any personal property including things in actions, software, Websites, copyrights, trademarks, patents, trade secrets and all other forms of intellectual property rights, other than accounts, chattel paper, deposit accounts, documents, goods, instruments, investment property, letter of credit rights, letters of credit, money, oil, gas or other minerals before extraction; and all of the foregoing, whether now existing or hereafter created or acquired ("General Intangibles").